UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2011

NATIONAL QUALITY CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19031	84-1215959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 Hill Drive, Los Angeles, CA	90041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 254-2014

9454 Wilshire Boulevard, Penthouse 6 Beverly Hills, California 90212
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Change in Registrant’s Certifying Accountant

The Registrant’s last filed audited consolidated financial statements with the Registrant’s Annual Report on Form 10-KSB was for the year ended December 31, 2007 (“2007 Form 10-K”).

The 2007 Form 10-K included a Report of Independent Registered Public Accounting Firm issued by PMB Helin Donovan, LLP, the Registrant’s independent auditor engaged to audit the Registrant’s consolidated financial statements for the year ended December 31, 2007.  The Registrant’s Board of Directors has dismissed PMB Helin Donavan, LLP (“PMB”) as the Registrant’s independent public accountants.

PMB’s reports on the Registrant’s consolidated financial statements for the years ended December 31, 2007 contained an opinion raising “substantial doubt about [the Registrant’s] ability to continue as a going concern.”

During the Registrant’s two most recent fiscal years ended December 31, 2007 and the subsequent period through the date of PMB’s dismissal, there were no disagreements between the Registrant and PMB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PMB, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

During the Registrant’s two most recent fiscal years ended December 31, 2007 and the subsequent period through the date of PMB’s dismissal, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.  The Registrant has discussed this matter with PMB.  PMB has been authorized to respond fully to the inquiries of the successor independent registered public accounting firm.

The Registrant has requested a letter from PMB addressed to the Securities and Exchange Commission, stating whether or not it is in agreement with the above statements.  A copy of such letter, dated March 4, 2011, has been provided by PMB and is included as Exhibit 16.1 hereto.

Effective March 4, 2011, the Registrant selected Gumbiner Savett Inc. as its new independent registered public accounting firm.  During the two most recent years and the subsequent interim period to the date hereof, the Registrant did not consult with Gumbiner Savett Inc. regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter from PMB Helin Donovan, LLP regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL QUALITY CARE, INC.

DATED: March 4, 2011	By:	/s/ Robert Snukal
Robert Snukal
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from PMB Helin Donovan, LLP regarding change in certifying accountant